UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2019

ORION ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive, Manitowoc, Wisconsin

(Address of principal executive offices, including zip code)

(920) 892-9340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value, with attached Common Share Purchase Rights	OESX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 16, 2019, Marc Meade, the Executive Vice President of Orion Energy Systems, Inc. (the “Company”), has voluntarily transitioned into the newly created role of Senior Vice President – Operations Planning and Business Development. The role will allow Mr. Meade to focus on building the Company’s operations infrastructure to support the Company’s ongoing growth. The role will include fewer responsibilities, which were requested by Mr. Meade in order to devote more time to his family. Due to this change in responsibilities, Mr. Meade will no longer be an executive officer of the Company and will no longer participate in the current or future annual or future long-term compensation plans made available to the Company’s senior executives.

In connection with Mr. Meade’s transition into this new role, the Company and Mr. Meade entered into an amendment to Mr. Meade’s existing Executive Employment and Severance Agreement (the “Amendment”). Pursuant to the Amendment, Mr. Meade will assume the newly created position of Senior Vice President — Operations Planning and Business Development and receive a new base salary of $200,000 (reduced from $219,000). Mr. Meade will also no longer participate in the Company’s fiscal 2020 executive annual bonus plan, but instead will be eligible to receive a performance bonus of $75,000 based on the satisfactory performance of his duties during the initial term set forth in the Amendment. The initial term of Mr. Meade’s new employment role shall expire on March 31, 2020 and shall be subject to renewal at the option of the Company and Mr. Meade.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01(d)	Financial Statements and Exhibits.

Exhibit 10.1	Amendment to Executive Employment and Severance Agreement, dated as of October 16, 2019, between Orion Energy Systems, Inc. and Marc Meade

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: October 18, 2019	By:	/s/ William T. Hull
William T. Hull
Chief Financial Officer

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